UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2003

StorageNetworks, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-30905	04-3436145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Wyman Street Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 622-6700

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Required FD Disclosure.

On August 8, 2003, StorageNetworks, Inc. issued a press release entitled “StorageNetworks Common Stock To Move To Over-The-Counter Bulletin Board.” The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release, dated August 8, 2003, entitled “StorageNetworks Common Stock To Move To Over-The-Counter Bulletin Board.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORAGENETWORKS, INC.

Date: August 8, 2003	By:	/s/ DEAN J. BREDA
Dean J. Breda President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated August 8, 2003, entitled “StorageNetworks Common Stock To Move To Over-The-Counter Bulletin Board.”